SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 15, 2007

                            BASELINE OIL & GAS CORP.

             (Exact Name of Registrant as Specified in its Charter)

         Nevada                    333-116890                 30-0226902
         --------------           ------------               ------------
         (State of                (Commission               (IRS Employer
         Incorporation)           File Number)               I.D. Number)

            11811 N. Freeway (I-45), Suite 200, Houston, Texas 77060
            --------------------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (281) 445-5880


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

Bridge Financing:

      On March 15, 2007, Baseline Oil & Gas Corp. ("we" or the "Company") closed a private bridge financing (the "Bridge Financing") whereby we borrowed $1,700,000 from a single accredited investor (the "Investor").

      The Company issued to the Investor its Senior Secured Debenture, due September 15, 2007, in the principal amount of $1,700,000, bearing interest at a rate of 16% per annum (the "Debenture"). Concurrently with the issuance of the Debenture, we (i) issued to the Investor, a common stock purchase warrant to purchase up to 3,000,000 shares of our common stock at an exercise price of $0.50 per share (the "Warrant") and (ii) entered into that certain Security Agreement (the "Security Agreement") by and between the Company and the Investor and executed that certain Mortgage, Security Agreement, Assignment and Financing Statement in favor of the Investor (the "Mortgage"). Forms of the Debenture, the Warrant, the Security Agreement and the Mortgage are filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, hereto.

      We may prepay the Debenture, in full or in part, at any time upon three days written notice to the Investor. If we consummate an equity or debt financing of $15,000,000 or more, the Debenture must be paid in full upon the consummation of such financing. The obligations of the Company under the Debenture are secured by the Mortgage and the Security Agreement. In addition, we are required to pay to the Investor a closing fee of $170,000 on the date on which the outstanding principal amount plus accrued interest is repaid. Upon an event of default, the outstanding principal amount, plus accrued interest, may be declared immediately due and payable by the Investor, and, in addition, the interest shall increase to the lesser of 20% or the maximum rate permitted by law.

      As provided for in the Mortgage, the Company granted the Investor a mortgage and security interest in the properties located in the New Albany Shale area of Indiana, in which the Company holds any leasehold and/or working interests (the "Mortgaged Property"), and as provided for in the Security Agreement, the Company granted the Investor a continuing security interest in certain of the Company's asserts and properties, other than the Mortgaged Property.

      The Warrant is exercisable by the Investor for shares of our common stock at any time prior to September 15, 2012. The Warrant grants the Investor "piggy-back" registration rights for the shares issuable upon the exercise of the Warrant and affords the Investor certain protection with respect to the exercise price.

      In connection with the Bridge Financing, the Company delivered to Casimir Capital LP, a placement fee of $170,000 and warrants to purchase up to 340,000 shares of the Company's common stock at an exercise price of $0.50 per share.


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Extension of Deadline to Purchase Assets in Stephens County, Texas:

      As previously reported by the Company in its report on From 8-K filed on March 15, 2007, the Company entered into the Second Amendment to the Purchase and Sale Agreement (the "Second Amendment") with Statex Petroleum I, L.P. and Charles W. Gleeson LP (collectively, the "Seller"). On March 16, 2007, in accordance with the Second Amendment, the Company delivered to the Seller an additional performance deposit of $300,000, thereby extending the deadline to close the Company's purchase of the Seller's assets to April 16, 2007. The purchase price for these assets, which are located in Stephens County, Texas is $28 million. We are presently seeking to obtain financing in order to consummate the acquisition of such assets but there can be no assurances that we will be successful in our efforts to do so.

New Albany Redemption:

      On March 16, 2007, we delivered $300,000 to New Albany-Indiana LLC ("New Albany"), in order to pay a portion of outstanding capital calls that we, as a member of New Albany were required to make. Pursuant to that certain Membership Interest Redemption Agreement by and between the Company and New Albany (the "New Albany Redemption Agreement"), dated March 16, 2007, we then redeemed our membership interest in New Albany for the direct assignment to the Company of an undivided 40.423% working interest in and to all oil and gas properties, rights, and assets of New Albany (collectively, the "New Albany Assets"), pursuant to that certain Assignment, Bill of Sale and Conveyance, dated as of March 16, 2007, from New Albany to the Company (the "New Albany Assignment"). The New Albany Assets have been pledged to the Investor under the Mortgage to secure the obligations under the Debenture. Forms of the New Albany Redemption Agreement and the New Albany Assignment are filed as Exhibits 99.5 and 99.6 respectively, hereto.

Item 1.02 Termination of a Material Definitive Agreement

      Concurrently with the closing of the Bridge Financing, Barrie Damson, our Chairman and CEO and Alan Gaines, our Vice Chairman, each canceled stock options to purchase 1,670,000 shares of the Company's common stock at an exercise price of $0.05. Such stock options were previously granted to them in April 2005.

Item 2.01 Completion of Acquisition or Disposition of Assets

      On March 16, 2007, pursuant to the New Albany Redemption Agreement and New Albany Assignment, New Albany redeemed its membership interest in New Albany, and the Company received an assignment of an undivided 40.423% working interest in and to all of the New Albany Assets.


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Item 3.02 Unregistered Sales of Equity Securities

      The information required by this Item 3.02 is set forth above under the headings "Item 1.01--Entry into a Material Definitive Agreement". The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, and both the Debenture and the Warrant will be issued without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Item 9.01 Financial Statements and Exhibits

     Exhibits

     Exhibit No.            Description
     -----------            -----------

         99.1 Form of Senior Secured Debenture, dated March 15, 2007, in the principal amount of $1,700,000 issued to the Investor

         99.2 Form of Warrant to Purchase 3,000,000 shares of Common Stock, dated March 15, 2007, issued to the Investor

         99.3               Form of Security Agreement, dated March 15,
                            2007, by and between the Company and the Investor

         99.4 Form of Mortgage, Security Agreement, Assignment and Financing Statement, dated as of March 15, 2007, executed by the Company for the benefit of the Investor

         99.5 Form of Membership Interest Redemption Agreement, dated as of March 16, 2007, by and between the Company and New Albany-Indiana, LLC

         99.6 Form of Assignment, Bill of Sale, and Conveyance, dated March 16, 2007, from New Albany-Indiana, LLC to the Company

         99.7               Press Release, dated March 16, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2007                        BASELINE OIL & GAS CORP.

                                             By: /s/ Thomas Kaetzer
                                                 ---------------------------
                                                 Thomas Kaetzer, President & COO


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                                  Exhibit Index

     Exhibit No.            Description
     -----------            -----------

         99.1 Form of Senior Secured Debenture, dated March 15, 2007, in the principal amount of $1,700,000 issued to the Investor

         99.2 Form of Warrant to Purchase 3,000,000 shares of Common Stock, dated March 15, 2007, issued to the Investor

         99.3               Form of Security Agreement, dated March 15,
                            2007, by and between the Company and the Investor

         99.4 Form of Mortgage, Security Agreement, Assignment and Financing Statement, dated as of March 15, 2007, executed by the Company for the benefit of the Investor

         99.5 Form of Membership Interest Redemption Agreement, dated as of March 16, 2007, by and between the Company and New Albany-Indiana, LLC

         99.6 Form of Assignment, Bill of Sale, and Conveyance, dated March 16, 2007, from New Albany-Indiana, LLC to the Company

         99.7               Press Release, dated March 16, 2007.


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